Consolidated Statements Of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Net income	$ 60,251	$ 44,467	$ 27,376
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX EFFECT OF NIL
Change in net foreign currency translation adjustments	(1,868)	(1,202)	633
Change in deferred pension gain (loss)	(4)	(388)	(203)
OTHER COMPREHENSIVE INCOME (LOSS)	(1,872)	(1,590)	430
TOTAL COMPREHENSIVE INCOME	$ 58,379	$ 42,877	$ 27,806